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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):     April 28, 1998
                                                  ---------------------


                             ASPEN TECHNOLOGY, INC.
                             ----------------------
             (exact name of registrant as specified in its charter)

Delaware                                 0-24786            04-2739697
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(State or other jurisdiction of          (Commission        (I.R.S. Employer
incorporation or organization)           File Number)       Identification No.)

Ten Canal Park, Cambridge, Massachusetts, 02141
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(Address of principal executive office and zip code)

Registrant's telephone number, including area code:               (617) 949-1000



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ITEM 5. OTHER EVENTS.

     On April 29, 1998, Aspen Technology, Inc. issued a press release containing information regarding the execution of a definitive Agreement and Plan of Reorganization entered into between Aspen Technology, Inc. and Chesapeake Decision Sciences, Inc. A copy of the April 29, 1998 press release is filed as
Exhibit 5.1 to this Current Report and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Business Acquired.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits.

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
 5.1              Press release of Aspen Technology, Inc. issued April 29,
                  1998 regarding the execution of a definitive agreement to acquire Chesapeake Decision Sciences, Inc



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ASPEN TECHNOLOGY, INC.


Date:  May 6, 1998                     By: /s/ STEPHEN J. DOYLE
                                           ----------------------------------
                                           Stephen J. Doyle
                                           Vice President, General Counsel and
                                           Secretary




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